SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2016

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On April 28, 2016, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K dated April 28, 2016 (the "Form 8-K") to report its results of operations and financial condition for the three months ended March 31, 2016.
This Amendment No. 1 on Form 8-K/A is being furnished solely to correct certain information on slide 12 of the presentation contained in Exhibit 99.2. The following changes have been made to slide 12:

Year-to-date Operating EPS	2012	2013
Previously Reported	$2.79	$3.13
Currently Reported	$2.74	$3.12

Year-to-date Operating EPS Pre-Provision Pre-Tax	2012	2013	2014	2015
Previously Reported	$4.56	$4.34	$5.80	$6.95
Currently Reported	$4.53	$4.33	$5.82	$6.97

Year over year change in Operating EPS Pre-Provision Pre-Tax	2012 to 2013
Previously Reported	12%
Currently Reported	14%

The changes set forth above are the only portions of the Form 8-K being amended herein. This Amendment No. 1 does not change any other information set forth in the Form 8-K.

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure
On April 27, 2016, the Registrant announced its results of operations for the three months ended March 31, 2016. Copies of the related press release and selected supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1- Press Release reporting quarterly results, dated April 27, 2016, issued by the Registrant.
Exhibit 99.2- Supplemental Materials to conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: April 28, 2016	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release reporting first quarter results dated April 27, 2016, issued by the Registrant.
99.2	Supplemental Materials to conference call.